SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 6, 2014

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 6, 2014, the Board of Directors of Vectren Corporation (the Company) approved an amendment to the Company’s Code of By-Laws to include a provision that establishes exclusive legal forums for limited types of litigation involving the Company. Those legal forums are the Circuit or Superior Courts of Vanderburgh County, State of Indiana, or the United States District Court in the Southern District of Indiana in a case of pendent jurisdiction.  The Code of By-Laws as approved and effective on November 6, 2014 is attached as Exhibit 3.1.

Item 9.01.    Exhibits.

Exhibit Number	Description

3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of November 6, 2014.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
November 12, 2014

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

The following Exhibit is filed as part of this Report to the extent described in Item 5.03:

Exhibit Number	Description

3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of November 6, 2014.